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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 10, 2005


                          THE MAJESTIC STAR CASINO, LLC
                     THE MAJESTIC STAR CASINO CAPITAL CORP.
             (Exact name of Registrant as Specified in its Charter)

           INDIANA                   333-06489                   43-1664986
           INDIANA                                               35-2100872
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)            Identification No.)

                         301 FREMONT STREET, 12TH FLOOR
                             LAS VEGAS, NEVADA 89101
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (702) 388-2224

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On August 10, 2005, The Majestic Star Casino, LLC ("Majestic Star") and its subsidiaries Barden Mississippi Gaming, LLC and Barden Colorado Gaming, LLC (together, the "Barden Subsidiaries") executed a third amendment to the Loan and Security Agreement among Majestic Star, the Barden Subsidiaries, Wells Fargo Foothill, Inc., General Electric Capital Corporation, Allied Irish Banks, plc. and Canpartners Investments IV, LLC, dated as of October 7, 2003, as previously amended (the "Loan Agreement"). The third amendment to the Loan Agreement, among other things, amends and restates the definition of EBITDA and modifies the interest coverage ratio covenant. The third amendment is effective as of June 15, 2005.

         A copy of the third amendment to the Loan Agreement is filed as Exhibit
10.1 to this Current Report and is incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  August 11, 2005               THE MAJESTIC STAR CASINO, LLC


                                By:   /s/ Jon S. Bennett
                                     -----------------------------------------
                                     Jon S. Bennett, Vice President and Chief
                                     Financial Officer

                                THE MAJESTIC STAR CASINO CAPITAL CORP.


                                By:   /s/ Jon S. Bennett
                                     -----------------------------------------
                                     Jon S. Bennett, Vice President and Chief
                                     Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.       Description

10.1 Amendment Number Three to Loan and Security Agreement dated as of June 15, 2005 by and among The Majestic Star Casino, LLC, certain subsidiary signatories thereto, the lender signatories thereto and Wells Fargo Foothill, Inc., as Agent



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